UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 12, 2023
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                       ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On December 12, 2023, Marie Myers notified HP Inc. (“HP”) that she will step down as Chief Financial Officer on December 31, 2023, and leave HP on January 12, 2024. Ms. Myers has elected to pursue an opportunity outside of HP.

(c) On December 13, 2023, HP appointed Timothy (“Tim”) J. Brown as interim Chief Financial Officer, effective January 1, 2024, to succeed Marie Myers. Mr. Brown, age 57, has served as HP’s Senior Vice President Finance and Chief Financial Officer, Print since November 2021. He joined HP’s predecessor company -- Hewlett-Packard Company -- in 1993, and since that time has served in various leadership roles including, most recently, Global Head and Chief Financial Officer for Supply Chain and Global Functions (September 2020 to October 2021), Regional Head of Finance, Americas (May 2018 to August 2020), Global Head and Chief Financial Officer for HP Enterprise Supply Chain, Customer Support and Services, Real Estate, and Legal (October 2014 to April 2018). In connection with and at the effective date of his appointment, Mr. Brown will be eligible to receive an annual base salary of $550,000, a target annual cash bonus of 60% of base salary, and other benefits, including annual equity grants, generally available to senior executives. In addition, he will receive a one-time retention equity award of $2 million, on or about December 19, 2023, consisting of restricted stock units vesting ratably over two years. Mr. Brown is eligible to receive severance benefits provided under the Severance and Long-Term Incentive Change in Control Plan for Executive Officers, as described in HP’s proxy statement filed with the Securities and Exchange Commission on February 24, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: December 15, 2023	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	SVP, Deputy General Counsel – Corporate, and Corporate Secretary